UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION
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Travelport Worldwide Limited
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June II, 2015. Meeting Information TRAVELPORT WORLDWIDE LIMITED Meeting Type: Annual General Meeting For holders as of: April 17, 2015 Date: June II, 2015 Time: 3:00 PM ET Location: Offices of Kirkland & Ellis LLP 60I Lexington Avenue New York, NY 10022 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TRAVELPORT WORLDWIDE LIMITED AXIS ONE, AXIS PARK LANGLEY, BERKSHIRE SL38AG UNITED KINGDOM M93224-P66817 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. .. XXXX XXXX XXXX XXXX .. XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2015 to facilitate timely delivery. How To Vote M93225-P66817 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. .. XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors The Board of Directors recommends you vote FOR proposals 2 and 3 and ONE YEAR on proposal 4. Nominees: 1a. Douglas M. Steenland 2. The appointment of Deloitte LLP as the Company's independent auditors for the fiscal year ending December 31, 2015 and authorization of the Audit Committee to determine the independent auditor's remuneration. 1b. Gordon A. Wilson 1c. Gavin R. Baiera 3. Advisory approval of the compensation of the Company's named executive officers. 1d. Gregory Blank 4. Advisory approval of the frequency of an advisory vote on named executive officer compensation. 1e. Elizabeth L. Buse 1f. Steven R. Chambers 1g. Michael J. Durham 1h. Douglas A. Hacker M93226-P66817

M93227-P66817